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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):    November 8, 2001


                           Alliant Energy Corporation
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             (Exact name of registrant as specified in its charter)


   Wisconsin                     1-9894                     39-1380265
---------------             ----------------             -------------------
(State or other             (Commission File                (IRS Employer
jurisdiction of                 Number)                  Identification No.)
incorporation)


            222 West Washington Avenue, Madison, Wisconsin 53703
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        (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         -------------------------------
                         (Registrant's telephone number)

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Item 5. Other Events.

     On November 8, 2001, Alliant Energy Corporation (the "Company") agreed to sell 8,500,000 shares of its common stock at $28.00 per share in a public offering through Merrill Lynch & Co., Morgan Stanley, Robert W. Baird & Co.,
Banc of America Securities LLC, Legg Mason Wood Walker and Salomon Smith Barney.
The underwriters also have an option to purchase up to 1,275,000 additional shares of common stock at the same price per share to cover any over-allotments.
The public offering of the shares is expected to close on November 15, 2001. The common stock was registered pursuant to a Registration Statement on Form S-3
(Registration No. 333-70964) that the Company filed with the Securities and Exchange Commission. The final version of the Purchase Agreement, among the Company and the underwriters named therein, is filed as Exhibit 1 hereto and is incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits. The following exhibit is being filed herewith:

             (1)  Purchase Agreement, dated November 8, 2001, among Alliant
                  Energy Corporation and Merrill Lynch & Co., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co.
                  Incorporated, Robert W. Baird & Co. Incorporated, Banc of
                  America Securities LLC, Legg Mason Wood Walker, Incorporated and Salomon Smith Barney Inc., as representatives of the underwriters named therein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALLIANT ENERGY CORPORATION



Date: November 9, 2001                     By: /s/ Enrique Bacalao
                                               -------------------------
                                               Enrique Bacalao
                                               Assistant Treasurer

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                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated November 8, 2001

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
Exhibit
Number
------
(1)     Purchase Agreement, dated November 8, 2001, among Alliant Energy
        Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith LLC,
        Incorporated, Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated,
        Banc of America Securities  Legg Mason Wood Walker, Incorporated and
        Salomon Smith Barney Inc., as representatives of the underwriters named therein.

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